                                                                  Exhibit 10.19

                           AMENDMENT NO. 1 AND WAIVER

                 AMENDMENT AND WAIVER dated as of May 8, 1998 between Nextel Argentina S.R.L. (the "Borrower"); each of the Subsidiary Guarantors party to the Credit Agreement referred to below (the "Subsidiary Guarantors"); the undersigned lenders (the "Lenders"); and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                 The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of February 27, 1998 (as modified, supplemented and in effect from time to time, the "Credit Agreement") and wish to amend certain provisions, and to waive certain other provisions, of the Credit Agreement.

                 Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 1 and Waiver, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Lenders hereby agree that the Credit Agreement shall be amended as follows:

                 A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

                 B. The following definition in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

                 "Excepted Property" means, as to any Person:

                 (a) all equipment, machinery and tangible personal property of such Person that is (i) not identified by serial numbers or similar identifying marks or (ii) located in Argentina but outside the Federal Capital and

                 (b) all desks, personal computers and miscellaneous office supplies of such Person whether or not identified by serial numbers or similar identifying marks.

                 C. Section 2.01(f)(ii) of the Credit Agreement shall be amended to read in its entirety as follows:


                 "(ii)  from and after execution of the
         Interconnection Agreement until the date of completion of the interconnection contemplated by the Interconnection

                 Agreement, no Borrowing may be made to the extent that such Borrowing, together with all then-outstanding Loans shall exceed an aggregate amount of U.S. $45,000,000, and"

                 D. Section 5.01(b) of the Credit Agreement shall be amended to add the words "or, in the case of the Parent Shareholder, the Venture Law Group, a Professional Corporation" immediately after the words "Relevant Parties" in the parenthetical thereof.

                 E. Section 5.01(h) of the Credit Agreement shall be amended to read in its entirety as follows:

                 "(h)     Obligor Security Documents.

                 (i) Assignments, security agreements, mortgages and similar instruments executed and delivered by each Obligor in favor of the Administrative Agent and the Lenders or in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, as appropriate, covering all Covered Property of the Obligors, in each case subject to Section 6.11 and in form and substance satisfactory to the Administrative Agent and special Argentine counsel to Chase. In addition, each Obligor shall have taken such other action as the Administrative Agent shall have requested in order to perfect the Liens created pursuant to the Security Documents; and

                 (ii) (1) A trust agreement (fideicomiso), duly executed and delivered by the Borrower and the Administrative Agent, providing for the assignment of all of the Borrower's right, title and interest under the Interconnection Agreement to become effective upon the occurrence of an Event of Default, notice from the Administrative Agent to the Borrower and consent to such assignment by Telefonica and the Comision Nacional de Comunicaciones of Argentina and otherwise in form and substance satisfactory to the Administrative Agent and its counsel and (2) a letter from Telefonica stating that it will consent to an outright assignment of the Interconnection Agreement to any party that has the requisite approvals and authorizations to operate the Borrower's system, and otherwise in form and substance satisfactory to the Administrative Agent."

                 F. Section 6.11(b) of the Credit Agreement shall be amended to read in its entirety as follows:

                 "(b) Further Assurances. Without affecting the obligations of the Borrower under any provision prohibiting such action hereunder, the Borrower will, and will cause each of its Subsidiaries to, take such action from time to time (including making appropriate filings and registrations and executing and delivering such assignments, security agreements and other instruments) as shall be requested by the Administrative Agent to create, in favor of the Administrative Agent and each of the Lenders, perfected security interests and Liens in all of the Covered Property of the Borrower and each of its Subsidiaries. Without limiting the generality of the foregoing:

                 (i) from time to time, if the Borrower or any of its Subsidiaries shall obtain any real property interest, including improvements (other than real property located in Argentina but outside the Federal Capital), after the Closing Date, then the Borrower will or, as applicable, will cause the respective Subsidiary holding such real property interest, to execute and deliver in favor of the Administrative Agent and the Lenders a mortgage, assignment in trust or guarantee, or other instrument (as appropriate for the jurisdiction in which such respective real property is situated) pursuant to which such Obligor will create a Lien upon such real property interest (and improvements) in favor of the Administrative Agent and the Lenders as collateral security for the obligations of such Obligor under this Agreement or, as applicable, under the respective Subsidiary Guarantee Agreement to which such Obligor is a party, and will deliver such opinions of counsel, landlords or lessors consents, notices and title insurance policies and evidence of such registrations and filings as the Administrative Agent shall reasonably request in connection therewith;

                 (ii) no later than March 31 and September 30 of each calendar year, the Borrower will or, as applicable, will cause the respective Subsidiary holding Covered Property (other than real property) owned by the Borrower or any of its Subsidiaries and not then subject to a security interest in favor of the Administrative Agent and the Lenders, to execute and deliver in favor of the Administrative Agent and the Lenders a chattel mortgage, pledge agreement or other instrument (as appropriate for the jurisdiction in which such respective Covered Property is situated) pursuant to which such Obligor will create a perfected security interest and Lien upon which Covered Property interest in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders as collateral security for the obligations of such Obligor under this Agreement or, as applicable, under the respective Subsidiary Guarantee Agreement to which such Obligor is a party, and will deliver such opinions of counsel and evidence of such registrations, filings and other actions as the Administrative Agent shall reasonably request in connection therewith; and

                 (iii) from time to time, the Borrower will or, as applicable, will cause the respective Subsidiary holding any real or tangible personal property interest then subject to a security interest in favor of the Administrative Agent and each Lender to (A) execute and deliver such amendments to the then existing mortgages, pledges and other instruments in favor of the Administrative Agent and each Lender as necessary to change the named secured parties thereof to reflect each Lender then party to this Agreement, which amendments shall be in form and substance satisfactory to the Administrative Agent and its counsel and (B) deliver to the Administrative Agent such evidence of such registrations, filings and payment of stamp or filing taxes as the Administrative Agent shall reasonably request in connection therewith and take such other actions as reasonably requested by the Administrative Agent in order to give effect to such amendments, provided that none of the Obligors shall be required to take any such action unless either (1) the Administrative Agent has notified the Borrower that the syndication Commitments under this Agreement has been completed, or (2) the Required Lenders request that such amendments be made."

                 G. Clause (m) of Article VIII of the Credit Agreement shall be amended by deleting the words "(or in the case of real or tangible personal property located in Argentina but outside the Federal Capital of Buenos Aires, in favor of Chase)".

                 H. Section 10.04(b)(iii) of the Credit Agreement shall be amended by deleting clause (A) thereof in its entirety and relettering clauses
(B) and (C) accordingly.

                 I. By its signature below, Societe Generale shall automatically and without any further action be deemed to become a "Lender" under and for all purposes of the Credit Agreement; and Schedule I to the Credit Agreement shall be replaced with, and the Commitments of each Lender (including Societe Generale) shall be as set forth in, Schedule I hereto.

                 J. Section 2.02(e)(iii) of the Credit Agreement shall be without further force and effect as of the date hereof.

                 Section 3. Waivers. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Lenders hereby waive until May 15, 1998:

                 A. compliance by the Borrower with Sections 4.13, 5.01(h) and 6.11(b) of the Credit Agreement insofar as such Sections require (a) the granting and perfection of a Lien, or the representation and warranty with respect thereto, covering the Borrower's tangible personal property, real property, fixtures and lease agreements relating to real property, in each case located within the Federal Capital and (b) endorsement of insurance policies of the Borrower reflecting the Administrative Agent as the loss payee thereunder for the benefit of the Lenders; and

                 B. any and all defaults under said Sections during such period and any and all Events of Default and Defaults under
                 Article VIII of the Credit Agreement that consist, or arise as a result, of such defaults;

                 The Borrower hereby agrees that (a) it will deliver to the Administrative Agent on or before May 15, 1998 evidence of the granting and perfection of a Lien in each of the items of property of the Borrower listed in clause (a) above all on the terms provided in the Credit Agreement (as amended hereby) and the Security Documents, such evidence to include without limitation, favorable legal opinions in form and substance satisfactory to the Administrative Agent and (b) the failure to comply with the undertaking in clause (a) above shall constitute an Event of Default under Article VIII of the Credit Agreement.

                 Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof and the waivers contained in
Section 3 hereof shall become effective upon the execution (i) of this Amendment No. 1 and Waiver by each of the Borrower and Lenders constituting the Required Lenders and (ii) of the Consent and Agreement set forth below by each of the Relevant Parties.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 and Waiver may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 1 and Waiver by signing any such counterpart. Terms defined in the Credit Agreement are used herein as defined therein. This Amendment No. 1 and Waiver shall be governed by and construed in accordance with the law of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be duly executed as of the date and year first above written.

                                                   NEXTEL ARGENTINA S.R.L.


                                                   By  /s/ William S. Roberts
                                                      --------------------------
                                                      Title: General Manager


                                                   THE CHASE MANHATTAN BANK


                                                   By  /s/ Robert Anastasio
                                                      --------------------------
                                                      Title: Vice President


                                                   BHF-BANK AKTIENGESELLSCHAFT


                                                   By  /s/ Heidimarie Skor
                                                      --------------------------
                                                      Title: Vice President


                                                   By  /s/ Thomas J. Leissl
                                                      --------------------------
                                                      Title: Vice President



                                                   CREDIT SUISSE FIRST BOSTON


                                                   By  /s/ Todd Morgan
                                                      ------------------------
                                                      Title:

                                                   By  /s/ Judy Smith
                                                      ------------------------
                                                      Title:


                                                   SOCIETE GENERALE


                                                   By  /s/ Javier M. Rocio
                                                      ------------------------
                                                      Title: Director

                                                   THE CHASE MANHATTAN BANK,
                                                     as Administrative Agent


                                                   By  /s/ Robert Anastasio
                                                      --------------------------
                                                      Title: Vice President


CONSENT AND AGREEMENT

Each of the undersigned hereby (1) consents to the amendments and waivers provided for in this Amendment No. 1 and Waiver, (2) agrees that each reference to the Credit Agreement in each Loan Document (as defined in the Credit Agreement) to which it is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 1 and Waiver and (3) confirms its obligations under each Loan Document to which it is a party after giving effect to the amendments and waivers set forth in this Amendment No. 1 and Waiver.


NEXTEL INTERNATIONAL, INC.




By  /s/ Heng-Pin Kiang
   ------------------------------------
    Title: Vice President

NEXTEL INTERNATIONAL (ARGENTINA) LTD.




By  /s/ Heng-Pin Kiang
   ------------------------------------
    Title: Vice President


NEXTEL INTERNATIONAL (HOLDINGS) LTD.




By  /s/ Heng-Pin Kiang
   ------------------------------------
    Title: Vice President

                                                                      SCHEDULE I


                                  Commitments

            [See definitions of "Lenders", "Tranche A1 Commitment",
                "Tranche A2 Commitment", "Tranche B1 Commitment"
                         and "Tranche B2 Commitment" in
                                 Section 1.01]



Lenders                              Tranche A1  Commitment    Tranche A2 Commitment  Tranche B1 Commitment Tranche B2 Commitment
-------                              ----------------------    ---------------------  --------------------- ---------------------

The Chase Manhattan Bank                    U.S. $7,050,000         U.S. $16,450,000        U.S. $7,050,000      U.S.$16,450,000

Credit Suisse First Boston                  U.S. $3,750,000          U.S. $8,750,000        U.S. $3,750,000      U.S. $8,750,000

Societe Generale                            U.S. $2,700,000          U.S. $6,300,000        U.S. $2,700,000      U.S. $6,300,000

BHF-Bank Aktiengesellschaft                 U.S. $1,500,000          U.S. $3,500,000        U.S. $1,500,000      U.S. $3,500,000

TOTAL:                                      U.S.$15,000,000          U.S.$35,000,000        U.S.$15,000,000      U.S.$35,000,000